SIGNIFICANT EVENTS DURING THE PERIOD	3 Months Ended
Mar. 31, 2022
Significant Events During Period
SIGNIFICANT EVENTS DURING THE PERIOD

NOTE 5 - SIGNIFICANT EVENTS DURING THE PERIOD

A.	On March 23, 2022, the Company issued all its stock payable and the shares to the former holders of SleepX, according to the stock exchange agreement, in exchange for their shares. All their shares were issued to IBI Trust Management to be held in trust for them, according to the Israeli tax ruling.

B.	During the 1st quarter of 2022 the company issued 10,482,659 of common shares as a result of the note conversions that occurred in the 4th quarter 2021, these shares were recorded in the outstanding shares of the company as of December 31, 2021 as part of the shares regarding the reverse merger.

C.	On March 14th the company implemented a reverse Stock Split process of common and preferred shares at a ratio of two hundred (200) to one (1). The reverse split was reflected in this financial statement retroactively.